UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 15, 2019

3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34220	95-4431352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

333 Three D Systems Circle Rock Hill, South Carolina	29730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (803) 326-3900

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2019, the Board of Directors (the “Board”) of 3D Systems Corporation (the “Company”) increased the size of the Board to eleven members and appointed Malissia Clinton as a director of the Company.

Ms. Clinton, age 50, is currently the Senior Vice President, General Counsel and Secretary at The Aerospace Corporation, where she has served in this role since 2009. From 1998 to 2009, Ms. Clinton served in multiple management positions at Northrop Grumman, including as Senior Counsel for Special Projects in the Office of the General Counsel. From 1993 to 1998, Ms. Clinton worked at the law firm Tuttle and Taylor. Ms. Clinton earned her J.D. from Stanford Law School, where she also served as an editor of The Stanford Law Review. Since 2016, Ms. Clinton has served on the board of City of Hope, a leading independent research and treatment center for cancer, diabetes and other life-threatening diseases. She also is a board member of the Arizona State University Foundation. Ms. Clinton brings to the Board specialized expertise in aerospace and compliance.

Ms. Clinton has not been appointed to any committees of the Board, and no determination has been made as to any committees of the Board to which she may be appointed. There are no arrangements or understandings between Ms. Clinton and any other person pursuant to which she was elected as a director of the Company, and there is no information required to be disclosed with respect to Ms. Clinton pursuant to Item 404(a) of Regulation S-K. In connection with her election as a director, Ms. Clinton was granted 2,424 shares of common stock under the Company’s equity plans.

Item 7.01. Regulation FD Disclosure.

On March 15, 2019, the Company issued a press release announcing the appointment of Ms. Clinton to the Board, a copy of which is furnished as Exhibit 99.1 and incorporated by reference in Item 7.01 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 7.01 to this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated March 15, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION
Date: March 15, 2019
By: /s/ Andrew M. Johnson
(Signature)
Name: Andrew M. Johnson
Title: Executive Vice President, Chief Legal Officer and Secretary